BlueLinx Quarterly Review 4th Quarter 2011 Exhibit 99.2

BlueLinx Holdings Inc.
Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-
looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market;
general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in our Annual Report on
Form 10-K for the fiscal year ended January 1, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of February 15, 2012.  We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to February 15, 2012.
Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

th
Quarter Highlights
Revenue Up 6.3% to $391.1 million
Housing Starts Total starts increased 22.6% from the same period last year;
Single family starts increased 2.4% from the same period last year
Prices Average 4Q ’11 benchmark wood-based structural prices were up approximately 1.5% compared to 4Q ’10
Unit Volume Up 5.0% relative to the same period last year
Gross Margin Total 12.3% vs. 12.1% in 4Q ’10
Net Loss ($10.3) million vs. ($20.2) million in 4Q ’10
EPS ($0.17) per diluted share
Cash Flow Generated $33.9 million of operating cash flow vs. $18.0 million for the year ago quarter
Excess Availability $118.3 million excess availability on revolving credit facilities
Quarterly Highlights

4 Doug Goforth Chief Financial Officer and Treasurer Introduction and Quarterly Review

Quarterly Revenue
Revenues
($ in millions)
235.0
316.6
297.1
154.8
161.3
193.6
187.4
165.7
221.4
240.7
4Q '10 1Q '11 2Q '11 3Q '11 4Q '11
$367.9
$390.6
$500.8
$472.9
$391.1
Variance Analysis
$14.5
$4.3
$4.4
Specialty Unit Volume 6.6%
YOY $23.2
or 6.3%
Structural Unit Volume  2.8%
Price/Other
$23.2
41%
59%
4Q ‘10
4Q ‘11
59%
41%
Vs. Year Ago
Revenue up 6.3%
Specialty sales up 8.7%, unit volume
up 6.6%
Structural sales up 7.0%, unit volume
up 2.8%
Specialty product sales = 59% of total
sales
% by Product
Specialty Structural Other
Structural
Specialty

2011 Full Year Results
Revenues
($ in millions)
$1,804.4
$1,755.4
FY '10 FY '11
Operating Expenses
($ in millions)
$218.4
$234.5 FY '10
FY '11
Gross Margin %
11.7%
12.0%
FY '10 FY '11
EBITDA
($ in million)
$1.8
($11.1)
FY '10 FY '11
($11.5) $12.6 $1.1 Total
($1.4) $1.4 $- Gain from insurance settlement
$0.3 ($1.4) ($1.1) Facility consolidation and severance
($10.6) $10.6 $- Gain on real estate
($3.0) $- ($3.0) Tender offer expenses
$5.2 $- $5.2 OSB lawsuit settlement
($2.0) $2.0 $- Gain on lease modification
FY‘11 FY‘10 Chg Significant Special Items
($11.5) $12.6 $1.1 Total
($1.4) $1.4 $- Gain from insurance settlement
$0.3 ($1.4) ($1.1) Facility consolidation and severance
($10.6) $10.6 $- Gain on real estate
($3.0) $- ($3.0) Tender offer expenses
$5.2 $- $5.2 OSB lawsuit settlement
($2.0) $2.0 $- Gain on lease modification
FY‘11 FY‘10 Chg Significant Special Items

Cash Flows
BXC generated $33.9 million in operating cash flow for the quarter
Unaudited
(in million’s)
Q410 Q111 Q211 Q311 Q411 FY 2011 FY 2010
Cash flows from operating activities:
Net loss (20.2) $           (12.3) $           (9.8) $               (6.2) $              (10.3) $           (38.6) $           (53.2) $
Adjustments to reconcile net loss
     to net cash provided by (used in)
     operations:
        Depreciation and amortization 3.1                   2.9                   2.6                   2.6                   2.4                   10.6                 13.4
        Amortization of debt issuance costs 0.9                   0.4                   0.6                   0.9                   0.9                   2.9                   2.0
        Payments from terminating the Georgia-Pacific supply agreement -                    -                    -                     -                    -                    -                    4.7
        (Gain) loss from sale of facilities -                    (7.2)                 -                     0.3                   (3.7)                 (10.6)              -
        Gain from property insurance settlement -                    -                    -                     (1.2)                 -                    (1.2)                 -
        Changes associated with the ineffective interest rate swap (1.4)                 (1.8)                 -                     -                    0.1                   (1.7)                 (4.6)
        Write-off debt of issuance costs -                    -                    -                     -                    -                    -                    0.2
        Vacant property changes 0.1                   -                    -                     -                    (0.3)                 (0.3)                 0.1
        Gain on modification of lease agreement -                    -                    -                     (2.0)                 -                    (2.0)                 -
        Deferred income tax (benefit) provision -                    (0.2)                 -                     (0.1)                 0.3                   -                    (0.6)
        Share-based compensation 1.1                   0.8                   0.3                   0.4                   0.4                   2.0                   3.9
        Decrease in restricted cash related to the ineffective interest rate swap,
        insurance, and other 0.5                   -                    0.4                   -                    0.5                   1.0                   6.6
        Changes in assets and liabilities:
            Receivables 47.4                 (50.7)              (35.8)                21.0                 45.9                 (19.7)              -
            Inventories 7.3                   (32.1)              7.7                   8.9                   18.2                 2.7                   (15.1)
           Accounts payable (17.9)              32.1                 0.4                   (5.9)                 (20.7)              6.0                   (1.8)
           Changes in other working capital (5.8)                 3.8                   (5.0)                  2.7                   (1.7)                 (0.4)                 15.5
           Other 2.9                   1.5                   0.3                   (3.9)                 1.8                   (0.3)                 (1.0)
Net cash provided by (used in) operating activities 18.0                 (62.8)              (38.3)                17.5                 33.9                 (49.6)              (29.9)
Cash flows from investing activities:
Property and equipment investments (1.4)                 (3.7)                 (1.8)                  (0.5)                 (1.2)                 (7.2)                 (4.1)
Proceeds from disposition of assets -                    8.8                   0.2                   -                    9.4                   18.3                 0.7
Net cash (used in) provided by investing activities (1.4)                 5.1                   (1.6)                  (0.5)                 8.2                   11.1                 (3.4)
Cash flows from financing activities:
Repurchase of common stock -                    -                    -                     -                    -                    -                    (0.7)
Repayments on revolving credit facilities (136.3)            (73.5)              (98.2)                (177.1)            (129.8)            (478.6)            41.2
Borrowings from revolving credit facilities 131.5              116.8              146.6              106.6              105.8              475.9              -
Payment of principal on mortgage -                    -                    -                     (38.7)              (3.7)                 (42.4)              -
Payments on capital lease obligations (0.1)                 (0.1)                 (0.1)                  (1.0)                 (0.2)                 (1.4)                 (0.6)
(Decrease) increase in bank overdrafts (7.5)                 12.6                 (6.9)                  1.5                   (8.0)                 (0.8)                 (4.1)
(Increase) decrease in restricted cash related to the mortgage (2.8)                 (6.2)                 (1.6)                  35.5                 (7.1)                 20.6                 (11.2)
Debt financing costs -                    -                    -                     (2.6)                 (0.1)                 (2.7)                 (6.5)
Proceeds from stock offering less expenses paid -                    -                    -                     58.6                 (0.1)                 58.5                 -
Net cash (used in) provided by financing activities (15.2)              49.6                 39.8                 (17.2)              (43.1)              29.1                 18.1
Increase (decrease) in cash 1.4                   (8.1)                 (0.1)                  (0.2)                 (1.0)                 (9.4)                 (15.2)
Cash balance, beginning of period 12.9                 14.3                 6.2                   6.1                   5.9                   14.3                 29.5
Cash balance, end of period 14.3 $              6.2 $                6.1 $                5.9 $                4.9 $                4.9 $                14.3 $

BlueLinx

Debt $ in millions

	2010				2011			
	April 3, 2010	July 3, 2010	October 2, 2010	January 1, 2011	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011
Revolving Credit Facilities	$ 80.6	$ 124.7	$ 102.0	$ 97.2	$ 140.4	$ 188.9	$ 118.5	$ 94.5
Mortgage	285.7	285.7	285.7	285.7	285.7	285.7	246.9	243.2
TOTAL DEBT	$ 366.3	$ 410.4	$ 387.7	$ 382.9	$ 426.1	$ 474.6	$ 365.4	$ 337.7
Less:Cash and Cash Equivalents	(13.4)	(18.8)	(12.9)	(14.3)	(6.2)	(6.1)	(5.9)	(4.9)
Mortgage LCR Trap	(22.3)	(26.0)	(27.9)	(30.6)	(36.8)	(38.3)	(2.8)	(10.0)
Net Debt	$ 330.6	$ 365.6	$ 346.9	$ 338.0	$ 383.1	$ 430.2	$ 356.7	$ 322.8
Excess Availability	$ 186.2	$ 175.9	$ 142.5	$ 103.4	$ 118.7	$ 94.0	$ 150.8	$ 118.3
Minimum Required	$ 40.0	$ 43.7	$ 40.0	$ 40.0	$ 40.0	$ 41.9	$ 39.3	$ 31.1

BlueLinx
7326
MACK

Debt
U.S. Revolver
$115.7 million excess availability as of December 31, 2011
LIBOR plus 3.75% as of December 31, 2011
$400 million facility with additional $100 million uncommitted accordion facility
– Matures January 7, 2014
– No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million. The borrowing base as of December 31, 2011 was $207.2 million.
Canadian Revolver
$2.6 million excess availability as of December 31, 2011
LIBOR or Bankers’ Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
$10 million facility with additional $5 million uncommitted accordion facility
– Matures August 2014
Mortgage (10 Year Term @ 6.35%)
Matures July 2016
Real estate under the mortgage appraised at approximately $360 million in June 2006
LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
Subsequent to the quarter ended July 2, 2011, we negotiated an amendment to our mortgage agreement which in part allowed for the release of the $38.3 million LCR trap.  The cash was used for an immediate prepayment on the mortgage loan without incurring a prepayment premium
During fiscal 2011 we sold certain properties which reduced our mortgage loan by $6.5 million.  These payments were applied to the mortgage loan in fiscal 2012
Principal
2012   $9.0 million 2014   $3.0 million 2016   $225.3 million
2013   $2.8 million 2015   $3.1 million

Cash Cycle
TTM Cash Cycle days at 56, down 2 days sequentially and
up 4 days compared to the prior year quarter
Cash Cycle Days
(in days)
45
48
50 49
48
(25)
(28) (28)
(27)
(26)
32
35
36
36
34
-40
-20
0
20
40
60
80
100
4Q '10 1Q '11 2Q '11 3Q '11 4Q '11
58
58
52
55 56
Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.
A/R
Inv
A/P & OD's

Closing Remarks
4
th
Quarter focus
– Specialty growth
– Customer care
– Gross margin
Long term strategic objectives:
– Profitably grow specialty revenues to
60+%
of total sales
– Profitably manage structural
– Profitably outgrow the market over the long term

Appendix
14 Channel Mix Analysis
20 Reconciliation of GAAP Debt  to Non-GAAP Net Debt
16 Gross Margin by Quarter
21 Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA
13 Revenues by Quarter
19 Structural Product Price Trends
17 Gross Margin % Analysis
18 Operating Expense by Quarter
15 Unit Volume by Quarter
12 Profit and Loss Statement by Quarter
PAGE TOPIC

Profit & Loss Statement by Quarter
Profit & Loss Statement  $ in millions
(1)
, except per share amounts
2009 2010 2011
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Sales $ 431.1 $ 540.8 $ 464.7 $ 367.9 $ 390.6 $ 500.8 $ 472.9 $ 391.1 $ 1,646.1 $ 1,804.4 $ 1,755.4
Cost of Goods Sold 378.8              476.7              414.8              323.6              344.3              443.2              414.6              343.2              1,452.9           1,593.7           1,545.3
Gross Profit 52.3                64.1                49.9                44.3                46.3                57.6                58.3                47.9                193.2              210.7              210.1
Gross Margin % 12.1% 11.9% 10.7% 12.1% 11.8% 11.5% 12.3% 12.3% 11.7% 11.7% 12.0%
Operating Expenses
SG&A 56.5                57.1                54.1                53.4                48.5                56.8                54.5                48.1                192.5              221.2              207.8
D&A 3.8                   3.4                   3.1                   3.1                   2.9                   2.6                   2.6                   2.4                   16.9                13.4                10.6
Total Operating Expenses 60.3                60.5                57.2                56.5                51.4                59.4                57.1                50.5                209.4              234.6              218.4
Operating Income (8.0)                  3.6                   (7.3)                  (12.2)               (5.1)                  (1.8)                  1.2                   (2.6)                  (16.2)               (23.9)               (8.3)
Interest Expense 7.3                   8.2                   9.1                   9.1                   9.1                   7.7                   7.0                   6.8                   32.5                33.7                30.6
(0.8)                  (1.3)                  (1.2)                  (1.3)                  (1.8)                  -                   -                   -                   6.2                   (4.6)                  (1.8)
Write-off of debt issue costs -                   -                   0.2                   -                   -                   -                   -                   -                   1.4                   0.2                   -
Other Expense/(Income) 0.2                  -                  0.2                  0.1                  -                  0.1                  0.3                  0.1                  0.6                  0.6                  0.5
Income before Tax (14.7)               (3.3)                 (15.6)               (20.1)               (12.4)               (9.6)                 (6.1)                 (9.5)                 (56.9)               (53.8)               (37.6)
Tax Expense/(Benefit) -                   0.1                   (0.7)                  0.1                   (0.1)                  0.2                   0.1                   0.8                   4.6                   (0.6)                  1.0
Net Income/(Loss)
$ (14.7) $ (3.4) $ (14.9) $ (20.2) $ (12.3) $ (9.8) $ (6.2) $ (10.3) $ (61.5) $ (53.2) $ (38.6)
Diluted EPS $ (0.48) $ (0.11) $ (0.48) $ (0.66) $ (0.40) $ (0.31) $ (0.12) $ (0.17) $ (1.98) $ (1.73) $ (0.89)
(1)
Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.
Changes associated with the
ineffective interest rate swap
2011 2010

BlueLinx

Sales $ in millions	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2009	2010	2011
Specialty	$ 233.1	$ 286.0	$ 264.3	$ 221.4	$ 235.0	$ 316.6	$ 297.1	$ 240.7	$ 948.0	$ 1,004.8	$ 1,089.4
Structural	203.7	265.4	213.9	154.8	161.3	193.6	187.4	165.7	738.6	837.8	708.0
Other [1]	(5.7)	(10.6)	(13.5)	(8.3)	(5.7)	(9.4)	(11.6)	(15.3)	(40.5)	(38.2)	(42.0)
Total	$ 431.1	$ 540.8	$ 464.7	$ 367.9	$ 390.6	$ 500.8	$ 472.9	$ 391.1	$ 1,646.1	$ 1,804.4	$ 1,755.4
Structural Unit Sales											
Structural											
Plywood (MSF 3/8")	224,334	241,008	238,454	182,277	188,863	215,820	206,034	175,807	923,900	886,073	786,524
OSB (MSF 3/8")	151,121	164,348	135,045	93,064	91,023	101,290	93,735	86,563	772,982	543,578	372,611
Lumber (MBF)	196,440	219,959	200,268	149,466	142,071	177,374	174,309	158,364	691,907	766,133	652,118

[1] *Includes competitive discounts, cash discounts, service revenue, Canadian conversion, and sales accruals.*

7326

Revenues by Quarter 13

Revenue Channel Mix Analysis
4Q10 1Q11 2Q11 3Q11 4Q11
4Q11
Variance
from Year
Ago Qtr
Structural Products
Warehouse 65.8% 64.5% 67.5% 68.5% 70.6% 4.8%
Direct 22.8% 22.2% 19.9% 19.7% 19.1% (3.7%)
Reload 11.4% 13.3% 12.6% 11.8% 10.3% (1.1%)
Total
100.0% 100.0% 100.0% 100.0% 100.0% 0.0%
Specialty Products
Warehouse 67.7% 65.8% 61.4% 64.9% 69.4% 1.7%
Direct 19.1% 22.3% 22.9% 21.3% 20.1% 1.0%
Reload 13.2% 11.9% 15.7% 13.8% 10.5% (2.7%)
Total
100.0% 100.0% 100.0% 100.0% 100.0% 0.0%
Total Products
Warehouse 66.9% 65.3% 63.7% 66.3% 69.9% 3.0%
Direct 20.6% 22.3% 21.8% 20.7% 19.7% (0.9%)
Reload 12.5% 12.4% 14.5% 13.0% 10.4% (2.1%)
Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Unit Volume by Quarter
2009 2010 2011
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Specialty 2.2% 13.5% 1.3% 5.9% (0.2%) 10.7% 11.4% 6.6% (32.8%) 5.7% 7.4%
Structural
0.3% 9.7% (4.3%) (16.5%) (25.2%) (18.8%) (14.0%) 2.8% (40.3%) (2.5%) (15.1%)
Total 1.4% 11.9% (1.2%) (4.3%) (11.8%) (3.5%) 0.1% 5.0% (36.6%) 2.2% (2.8%)
2011
Unit Volume Change
2010

Gross Margin by Quarter
Gross Margin $ in millions
2009 2010 2011
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Specialty
(1)
$ 33.5 $ 44.3 $ 37.9 $ 32.5 $ 32.4 $ 45.6 $ 44.8 $ 35.8 $ 132.9 $ 148.2 $ 158.6
Structural
(1)
21.7            24.2            15.9            14.7            17.3            16.6            18.7            15.4            73.1            76.5            68.0
Other
(2)
(2.9)             (4.4)             (3.9)             (2.9)             (3.4)             (4.6)             (5.2)             (3.2)             (12.8)           (14.0)           (16.4)
Total $ 52.3 $ 64.1 $ 49.9 $ 44.3 $ 46.3 $ 57.6 $ 58.3 $ 48.0 $ 193.2 $ 210.7 $ 210.2
Gross Margin %'s
Specialty
(1)
14.4% 15.5% 14.4% 14.7% 13.8% 14.4% 15.1% 14.9% 14.0% 14.7% 14.6%
Structural
(1)
10.7% 9.1% 7.4% 9.5% 10.7% 8.6% 10.0% 9.3% 9.9% 9.1% 9.6%
Other
(2)
n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a
Total
12.1% 11.9% 10.7% 12.1% 11.8% 11.5% 12.3% 12.3% 11.7% 11.7% 12.0%
(1)
Includes product rebates.
(2)
Includes competitive discounts, cash discounts, Canadian conversion, and accruals.
2010 2011

Gross Margin % Analysis
4Q10 1Q11 2Q11 3Q11 4Q11
4Q11
Variance
from Year
Ago Qtr
Structural Products
(1)
Warehouse 12.0% 13.7% 11.0% 12.6% 11.5% (0.5%)
Direct 4.1% 3.3% 3.6% 3.7% 3.6% (0.5%)
Reload 5.5% 8.3% 3.5% 5.1% 4.8% (0.7%)
Total 9.5% 10.7% 8.6% 10.0% 9.3% (0.2%)
Specialty Products
(1)
Warehouse 16.5% 16.0% 17.1% 17.8% 16.7% 0.2%
Direct 9.8% 8.2% 8.6% 8.8% 10.3% 0.5%
Reload 12.5% 11.9% 12.2% 12.2% 11.2% (1.3%)
Total 14.7% 13.8% 14.4% 15.1% 14.9% 0.2%
Total
(1) (2)
12.1% 11.8% 11.5% 12.3% 12.3% 0.2%
(1)
   Includes product rebates.
(2)
Includes competitive discounts, cash discounts, Canadian conversion, and accruals.

Operating Expense by Quarter
Operating Expense
(1)
$ in millions
2009 2010 2011
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Payroll & related $38.2 $38.8 $38.2 $36.6 $37.8 $37.9 $38.1 $35.5 $147.9 $151.8 $149.3
General maintenance 5.1 5.3 5.2 5.0 5.1 5.6 5.3 5.4 19.3 20.6 21.4
Depreciation and amortization
3.7 3.4 3.1 3.1 2.9 2.6 2.6 2.4 17.0 13.3 10.5
Fuel 3.1 3.4 3.2 3.1 3.4 4.5 4.2 3.7 9.4 12.8 15.8
Gain on sale of assets (0.2) 0.2 0.0 0.1 (7.3) (0.3) (1.2) (4.4) (11.1) 0.1 (13.2)
Other
(2) 10.4 9.4 7.5 8.6 9.5 9.1 8.1 7.9 26.9 35.9 34.6
Total $60.3 $60.5 $57.2 $56.5 $51.4 $59.4 $57.1 $50.5 $209.4 $234.5 $218.4
(1)
Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.
(2)
2Q '09 includes a $17.4 million gain on the early cancellation of the Master Supply Agreement with Georgia-Pacific Corporation.
2010 2011

BlueLinx

Plywood Price Trend 2006-2011 YTD
Southern Sheathing 15/32" 4 Ply. West Zone

$450
$400
$350
$300
$250
$200
$150
$100

Oriented Strand Board Price Trend 2006 - 2011 YTD
Oriented Strand Board 7/16" North Central Zone

$450
$400
$350
$300
$250
$200
$150
$100

Lumber Price Trend 2006 - 2011 YTD
Western SPF 2x4#2 & Btr

$450
$400
$350
$300
$250
$200
$150
$100

19 Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of December 30, 2011

Reconciliation of GAAP to Non-GAAP
BlueLinx Holdings Inc.
Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt
  in millions
January 1,
2011
December 31,
2011
Revolving Credit Facilities $ 97.2 $ 94.5
Mortgage 285.7                     243.2
TOTAL DEBT $ 382.9 $ 337.7
Less:Cash and Cash Equivalents (14.3)                      (4.9)
   Mortgage LCR Trap (30.6)                      (10.0)
Net Debt $ 338.0 $ 322.8
Excess Availability $ 103.4 $ 118.3
Minimum Required $ 40.0 $ 31.1

	Twelve Months Ended	
	December 31, 2011	**January 1, 2011**
GAAP net cash used in operating activities	$ (49.6)	$ (29.9)
Adjustments:		
Amortization of debt issue costs	(2.9)	(2.0)
Payments from terminating the Georgia-Pacific supply agreement	-	(4.7)
Gain on modification of lease agreement	2.0	-
Vacant property, charges	0.3	-
Deferred income tax benefit (provision)	-	0.6
Gain from sale of certain properties	10.6	-
Gain from property insurance settlement	1.2	-
Share-based compensation	(2.0)	(4.0)
Changes in assets and liabilities	10.7	(4.3)
Interest expense	30.5	33.8
Provision for (benefit from) income taxes	1.0	(0.6)
EBITDA	$ 1.8	$ (11.1)

21

Reconciliation of GAAP to Non-GAAP

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